SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 13, 2004

A. O. Smith Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-475	39-0619790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 245008, Milwaukee, Wisconsin 53224-9508
(Address of principal executive offices, including zip code)

(414) 359-4000
(Registrant’s telephone number, including area code)

Item 7.01 Regulation FD Disclosure

On September 13, 2004, A. O. Smith Corporation (“the Company”) issued a news release reducing the Company’s third quarter and full year earnings estimates. A copy of the Company’s news release is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

On September 14, 2004, the Company will hold a Conference Call at 8:30 a.m. Eastern Time in connection with the Company’s announcement reducing the third quarter and full year earnings estimates.

Item 9.01. Financial Statements and Exhibits

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits. The following exhibit is being filed herewith:

(99.1)     News Release of A. O. Smith Corporation, dated September 13, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. O. SMITH CORPORATION
Date: September 13, 2004	By:	/s/ Kenneth W. Krueger
Kenneth W. Krueger Senior Vice President and Chief Financial Officer

A. O. SMITH CORPORATION

Exhibit Index to Current Report on Form 8-K Dated September 13, 2004.

Exhibit Number	Description

99.1	News Release of A. O. Smith Corporation, dated September 13, 2004.

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